UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2013

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AOXING PHARMACEUTICAL COMPANY, INC.
(Exact name of registrant as specified in its charter)

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Florida	0-24185	65-0636168
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

444 Washington Blvd., Suite 3338, Jersey City, New Jersey 07310
(Address of Principal Executive Office) (Zip Code)

(646) 367 1747
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Change in Registrant’s Certifying Accountant

Dismissal of Independent Registered Public Accounting Firm

On April 29, 2013 Aoxing Pharmaceutical Company, Inc. dismissed BDO China Dahua CPA Co., Ltd. from its position as the principal independent accountant for Aoxing Pharmaceutical Company, Inc.  The dismissal was approved by the Audit Committee of the Board of Directors.  The reason for the dismissal is that the relationship between BDO International Limited and BDO China Dahua CPA Co., Ltd. is terminating.

BDO China Dahua CPA Co., Ltd. was engaged as independent accountant for Aoxing Pharmaceutical Company on March 19, 2012.  The audit report of BDO China Dahua CPA Co., Ltd. on Aoxing Pharmaceutical Company, Inc.’s financial statements for the fiscal year ended June 30, 2012 did not contain an adverse opinion or disclaimer of opinion or qualification or modification, except that the audit report of BDO China Dahua CPA Co., Ltd. on the financial statements for the year ended June 30, 2012 did contain a modification expressing substantial doubt about the ability of Aoxing Pharmaceutical Company, Inc. to continue as a going concern. BDO China Dahua CPA Co., Ltd. did not, during the applicable periods, advise Aoxing Pharmaceutical Company, Inc. of any of the enumerated items described in Item 304(a)(1)(v) of Regulation S-K.

Aoxing Pharmaceutical Company, Inc. and BDO China Dahua CPA Co., Ltd. have not, during Aoxing Pharmaceutical Company, Inc.’s two most recent fiscal years or any subsequent period through the date of dismissal, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to BDO China Dahua CPA Co., Ltd.’s satisfaction, would have caused BDO China Dahua CPA Co., Ltd. to make reference to the subject matter of the disagreement in connection with its reports.

Aoxing Pharmaceutical Company, Inc. has requested BDO China Dahua CPA Co., Ltd. to furnish a letter addressed to the Securities Exchange Commission stating whether or not BDO China Dahua CPA Co., Ltd. agrees with the statements in this Form 8-K.  A copy of the letter is filed as an exhibit to this 8-K.

Engagement of Independent Registered Public Accounting Firm

On April 29, 2013 Aoxing Pharmaceutical Company, Inc. retained the firm of BDO China Shu Lun Pan Certified Accountants LLP to audit Aoxing Pharmaceutical Company, Inc.’s financial statements for the year ended June 30, 2013.  At no time during the Registrant’s two most recent fiscal years and the subsequent interim period through April 29, 2013, the date of the engagement, did Aoxing Pharmaceutical Company, Inc. consult with BDO China Shu Lun Pan Certified Accountants LLP regarding any matter of the sort described above with reference to BDO China Dahua CPA Co., Ltd., any issue relating to the financial statements of Aoxing Pharmaceutical Company, Inc. or the type of audit opinion that might be rendered for Aoxing Pharmaceutical Company, Inc.

Item 9.01                      Financial Statements and Exhibits

Exhibits

16.	Letter from BDO China Dahua CPA Co., Ltd. dated May 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Aoxing Pharmaceutical Company, Inc.

Date: May 2, 2013	By:	/s/ Zhenjiang Yue
Zhenjiang Yue, Chief Executive Officer